UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 25, 2006

AMERICAN PACIFIC CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8137 (Commission File Number)	59-6490478 (IRS Employer Identification No.)

3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109 (Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (702) 735-2200

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The disclosures contained in Items 1.02 and 5.02 below are incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement
Effective March 25, 2006, the employment of Seth Van Voorhees as Chief Financial Officer, Vice President and Treasurer of American Pacific Corporation (the “Company”) terminated. The parties are currently negotiating the terms of Dr. Van Voorhees’ departure, and arrangements for Dr. Van Voorhees to provide consulting services to the Company. Dr. Van Voorhees was employed by the Company pursuant to an Employment Agreement effective as of December 1, 2005. As of January 1, 2006, his salary was $296,800 per year. Under the Employment Agreement, if the Company terminates the Employment Agreement without cause or if Dr. Van Voorhees terminates the Employment Agreement for good reason, Dr. Van Voorhees is entitled to receive severance payments in the form of salary continuation for three years, payable on the Company’s normal payroll schedule. In addition, all shares of stock and all unexercised options granted to Dr. Van Voorhees that are unvested shall become fully vested and exercisable. These severance benefits are not available if the Employment Agreement is terminated by the Company for cause or if the Employment Agreement is terminated by Dr. Van Voorhees without good reason.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)	Effective March 25, 2006, the Company accepted the resignation of Seth L. Van Voorhees, the Company’s Chief Financial Officer, Vice President, and Treasurer.
(c)	On March 25, 2006, Dana M. Kelley was appointed as acting Chief Financial Officer on an interim basis. Ms. Kelley, age 42, performed financial consulting for the Company commencing July 2005 and was appointed Director of Finance on February 1, 2006. Ms. Kelley’s current base salary is $170,000 and she is provided benefits that include health care and pension. The Company has not yet entered into a definitive agreement with Ms. Kelley relating to her employment as interim Chief Financial Officer.

Ms. Kelley was employed by Shuffle Master, Inc. as Vice President of Finance and Corporate Controller from May 2002 through April 2005; UNOVA, Inc. as Corporate Controller from September 1999 through April 2002; and Deloitte and Touche LLP from September 1991 through September 1999, most recently as Audit Senior Manager.
The Company issued a press release regarding Dr. Van Voorhees’ resignation and Ms. Kelley’s appointment on March 30, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Press release of American Pacific Corporation, dated March 30, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: March 30, 2006	By:	/s/ John R. Gibson
John R. Gibson
President and Chief Executive Officer

Index to Exhibits
Exhibits
99.1	Press release of American Pacific Corporation, dated March 30, 2006